Exhibit (m)(6) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

EXHIBIT A

TO

THE HUNTINGTON FUNDS

DISTRIBUTION PLAN

Amended and Restated as of December 28, 2009

The following classes of shares (“Classes”) of The Huntington Funds (the “Trust”) (as defined under the Plan) shall participate in the Plan effective as of the dates set forth below:

NAME	DATE	FEES
		(as a percentage of average daily net asset value of shares of the applicable Class)
Money Market Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Ohio Municipal Money Market Fund
Class A Shares	June 23, 2006	0.25
U.S. Treasury Money Market Fund
Class A Shares	June 23, 2006	0.25
Growth Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Ohio Tax-Free Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Fixed Income Securities Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Mortgage Securities Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Income Equity Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Short/Intermediate Fixed Income
Securities Fund
Class A Shares	June 23, 2006	0.25

NAME	DATE	FEES
		(as a percentage of average daily net asset value of shares of the applicable Class)
Intermediate Government Income Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Tax-Free Money Market Fund
Class A Shares	June 23, 2006	0.25
Dividend Capture Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Rotating Markets Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	April 30, 2007	0.75
International Equity Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Mid Corp America Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
New Economy Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Situs Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Macro 100 Fund
Class A Shares	June 23, 2006	0.25
Class B Shares	June 23, 2006	0.75
Real Strategies Fund
Class A Shares	April 30, 2007	0.25
Class B Shares	April 30, 2007	0.75
Technical Opportunities Fund
Class A Shares	May 1, 2008	0.25
Class B Shares	May 1, 2008	0.75
Balanced Allocation Fund
Class A Shares	July 29, 2009	0.25
Conservative Allocation Fund
Class A Shares	July 29, 2009	0.25
Growth Allocation Fund
Class A Shares	July 29, 2009	0.25
Global Select Markets Fun
Class A Shares	December 28, 2009	0.25